Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clinuvel Pharmaceuticals Limited (the “Company”) on Form 20-F for the year ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philippe Wolgen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2026

By:	/s/ Philippe Wolgen
Name:	Philippe Wolgen
Title:	Chief Executive Officer
(Principal Executive Officer)